SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2002

COVAD COMMUNICATIONS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25271 (Commission File Number)	77-0461529 (IRS Employer Identification No.)

3420 Central Expressway, Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 616-6500

Item 5.    Other Events.

On June 27, 2002 and June 28, 2002, Covad Communications Group, Inc. issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 7.    Exhibits.

99.1	Press Release dated June 27, 2002.

99.2	Press Release dated June 28, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVAD COMMUNICATIONS GROUP, INC.

By:	/s/ MARK RICHMAN
Executive Vice President and Cheif Financial Officer

Date: July 2, 2002

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 27, 2002.

99.2	Press Release dated June 28, 2002.

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